------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) May 12, 2006


                                  CWHEQ, INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




            Delaware                 333-126790-16             87-0698310
--------------------------------   -----------------      --------------------
  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
        of Incorporation)             File Number)         Identification No.)

       4500 Park Granada
     Calabasas, California                                        91302
--------------------------------                           -------------------
     (Address of Principal                                      (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01.  Other Events.
----        ------------


Description of the Mortgage Pool*
--------------------------------


     CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of March 30, 2006 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2006-D. On April 28, 2006 and May 12, 2006, the Subsequent Closing Dates, additional Home Equity Loans were transferred to the Trust. The final mortgage loan pool is reflected in the attached Detailed Description.



















------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 7, 2006 and the Prospectus Supplement dated March 28, 2006 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2006-D.

     The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.


                                                            Loan Group 1

                                          Principal Balances for the Group 1 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
 Range of Principal Balances ($)        Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
      0.01 - 10,000.00 ............  $   13,619,493     1,957         2.59%  $    6,959     6.678%     299.42       713      77.3%
 10,000.01 - 20,000.00 ............      53,124,244     3,414        10.12       15,561     7.451      299.05       710      82.0
 20,000.01 - 30,000.00 ............      87,785,369     3,442        16.72       25,504     7.872      299.12       712      85.0
 30,000.01 - 40,000.00 ............      92,997,953     2,648        17.71       35,120     8.243      298.99       712      87.6
 40,000.01 - 50,000.00 ............      77,064,626     1,708        14.68       45,120     8.102      298.91       715      86.5
 50,000.01 - 60,000.00 ............      54,122,943       980        10.31       55,227     8.167      299.01       717      88.6
 60,000.01 - 70,000.00 ............      41,879,310       643         7.98       65,131     8.239      299.16       719      89.4
 70,000.01 - 80,000.00 ............      34,720,033       461         6.61       75,315     8.210      299.04       717      87.6
 80,000.01 - 90,000.00 ............      19,246,052       227         3.67       84,784     7.995      299.01       717      83.8
 90,000.01 - 100,000.00 ...........      20,241,606       208         3.86       97,315     7.204      299.52       719      77.7
100,000.01 - 125,000.00 ...........      14,027,252       125         2.67      112,218     7.125      299.26       718      79.7
125,000.01 - 150,000.00 ...........       9,247,548        66         1.76      140,114     7.054      299.00       725      77.6
150,000.01 - 175,000.00 ...........       2,903,784        18         0.55      161,321     7.007      299.24       727      76.3
175,000.01 - 200,000.00 ...........       3,527,359        18         0.67      195,964     8.178      299.44       733      76.6
200,000.01 - 225,000.00 ...........         201,338         1         0.04      201,338     3.990      299.00       796      74.7
250,000.01 - 275,000.00 ...........         274,487         1         0.05      274,487     3.990      300.00       736      79.7
                                     -------------- ---------  -----------
    Total .........................  $  524,983,398    15,917       100.00%
                                     ============== =========  ===========

     As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 1 was approximately $32,983.


                                            Loan Programs for the Group 1 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
  Description of Loan Programs          Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
15 Year Draw, 15 Year Repay .......  $      669,640        18         0.13%  $   37,202     9.329%     354.69       734      91.3%
10 Year Draw, 10 Year Repay .......          41,195         1         0.01       41,195    11.250      179.00       675     100.0
10 Year Draw, 15 Year Repay (1) ...     524,121,261    15,892        99.84       32,980     7.916      299.00       715      85.4
10 Year Draw, 20 Year Repay .......         124,479         4         0.02       31,120     8.382      357.67       712      88.8
15 Year Draw, 0 Year Repay ........          26,823         2         0.01       13,412     7.867      171.53       774      80.0
                                     -------------- ---------  -----------
    Total .........................  $  524,983,398    15,917       100.00%
                                     ============== =========  ===========
--------------
(1) Assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                                                 3



                                              Loan Rates for the Group 1 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
    Range of Loan Rates (%)             Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
 3.501 - 4.000 ....................  $  121,643,423     4,165        23.17%  $   29,206     3.990%     299.50       710      74.7%
 4.001 - 4.500 ....................          47,458         1         0.01       47,458     4.175      297.00       669      95.0
 5.001 - 5.500 ....................           1,293         1           (1)       1,293     5.500      294.00       727      63.4
 5.501 - 6.000 ....................       4,005,988       114         0.76       35,140     5.984      297.09       702      92.0
 6.001 - 6.500 ....................       9,624,121       246         1.83       39,122     6.415      299.00       703      91.9
 6.501 - 7.000 ....................       1,898,878        52         0.36       36,517     6.855      299.48       707      88.8
 7.001 - 7.500 ....................      79,454,234     2,405        15.13       33,037     7.444      299.07       730      87.0
 7.501 - 8.000 ....................      47,917,737     1,490         9.13       32,160     7.859      298.96       720      76.4
 8.001 - 8.500 ....................      37,314,873       979         7.11       38,115     8.354      299.12       717      81.5
 8.501 - 9.000 ....................      26,591,086       741         5.07       35,885     8.819      299.40       711      86.5
 9.001 - 9.500 ....................      30,105,449       867         5.73       34,724     9.353      298.67       718      89.0
 9.501 - 10.000 ...................      45,479,307     1,377         8.66       33,028     9.867      298.58       723      93.2
10.001 - 10.500 ...................      39,571,449     1,257         7.54       31,481    10.312      298.98       707      91.9
10.501 - 11.000 ...................      47,696,205     1,204         9.09       39,615    10.957      298.85       719      97.0
11.001 - 11.500 ...................      16,273,290       495         3.10       32,875    11.261      299.18       703      95.3
11.501 - 12.000 ...................       6,832,056       186         1.30       36,731    11.915      298.84       684      96.5
12.001 - 12.500 ...................       7,171,581       229         1.37       31,317    12.315      298.74       665      95.6
12.501 - 13.000 ...................       1,197,569        41         0.23       29,209    12.803      300.65       655      94.3
Greater than 13.000 ...............       2,157,400        67         0.41       32,200    13.469      298.91       653      95.0
                                     -------------- ---------  -----------
    Total .........................  $  524,983,398    15,917       100.00%
                                     ============== =========  ===========
--------------
(1) Less than 0.01%

     As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 1 was approximately 7.918%.

                                Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
 Range of Months Remaining to               Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
   Scheduled Maturity (mos)             Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
169 - 180 .........................  $       68,018         3         0.01%  $   22,673     9.916%     176.06       714      92.1%
217 - 228 .........................          11,104         1           (1)      11,104     7.500      226.00       768      88.0
229 - 240 .........................         191,714        10         0.04       19,171    10.638      237.89       698      92.0
265 - 276 .........................          63,695         2         0.01       31,847     8.517      272.73       685      98.4
277 - 288 .........................         242,894        11         0.05       22,081     9.412      281.90       739      88.2
289 - 300 .........................     523,611,855    15,868        99.74       32,998     7.914      299.04       715      85.4
349 - 360 .........................         794,118        22         0.15       36,096     9.181      355.16       731      90.9
                                     -------------- ---------  -----------
    Total .........................  $  524,983,398    15,917       100.00%
                                     ============== =========  ===========
--------------
(1) Less than 0.01%

     As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 1 was approximately 299.

     The above table assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                                                 4


                                    Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans


                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
Range of Combined Loan-to-Value             Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
           Ratios (%)                   Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
 0.01 - 10.00 .....................  $       24,964         2           (1)  $   12,482     7.068%     299.40       708       8.8%
10.01 - 20.00 .....................         189,393         9         0.04%      21,044     6.084      298.81       745      15.4
20.01 - 30.00 .....................       1,585,014        57         0.30       27,807     6.019      299.06       726      26.6
30.01 - 40.00 .....................       5,233,743       194         1.00       26,978     6.070      299.08       739      35.8
40.01 - 50.00 .....................      11,412,157       372         2.17       30,678     6.004      299.19       721      45.7
50.01 - 60.00 .....................      21,355,732       707         4.07       30,206     5.920      299.25       721      55.7
60.01 - 70.00 .....................      58,672,217     1,806        11.18       32,487     5.838      299.20       719      67.0
70.01 - 80.00 .....................      71,741,841     2,184        13.67       32,849     6.381      299.22       707      77.3
80.01 - 90.00 .....................     150,447,342     5,276        28.66       28,515     8.466      298.98       709      88.7
90.01 -100.00 .....................     204,320,994     5,310        38.92       38,479     9.032      299.02       719      98.1
                                     -------------- ---------  -----------
    Total .........................  $  524,983,398    15,917       100.00%
                                     ============== =========  ===========
--------------
(1) Less than 0.01%

     As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 1 was approximately 85.39%.


                                                                 5


         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                       Geographic Distribution for the Group 1 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
             State                      Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
Alabama ...........................  $    5,020,550       200         0.96%  $   25,103     6.999%     298.89       712      89.0%
Alaska ............................       2,141,777        54         0.41       39,663     8.100      298.86       704      86.9
Arizona ...........................      27,267,254       776         5.19       35,138     7.555      299.18       718      82.8
Arkansas ..........................         104,148         2         0.02       52,074     8.830      299.40       693     100.0
California ........................     103,648,631     2,488        19.74       41,659     7.870      298.94       713      79.9
Colorado ..........................      15,120,660       472         2.88       32,035     7.843      299.38       722      88.9
Connecticut .......................       4,633,369       144         0.88       32,176     8.592      298.90       714      85.9
Delaware ..........................       1,103,523        36         0.21       30,653     6.991      299.22       703      83.9
District of Columbia ..............       1,117,834        27         0.21       41,401     7.507      298.86       686      71.2
Florida ...........................      44,715,938     1,324         8.52       33,773     8.086      299.01       711      86.2
Georgia ...........................      10,156,006       365         1.93       27,825     8.077      298.74       709      91.7
Hawaii ............................       6,432,876       131         1.23       49,106     7.849      299.07       727      80.3
Idaho .............................       6,489,785       227         1.24       28,589     8.288      299.11       718      88.1
Illinois ..........................      25,394,665       800         4.84       31,743     8.599      299.10       720      89.0
Indiana ...........................       5,830,352       272         1.11       21,435     7.697      299.34       713      91.8
Iowa ..............................       1,396,268        71         0.27       19,666     8.031      299.24       711      90.4
Kansas ............................       4,563,471       163         0.87       27,997     7.569      299.22       729      92.8
Kentucky ..........................       3,995,569       140         0.76       28,540     7.722      299.02       713      88.1
Louisiana .........................       2,984,447       117         0.57       25,508     9.210      298.95       726      91.5
Maine .............................       2,310,069        76         0.44       30,396     6.953      299.18       711      85.1
Maryland ..........................      13,656,839       396         2.60       34,487     7.401      299.22       709      83.3
Massachusetts .....................      10,946,958       296         2.09       36,983     7.774      299.35       719      81.9
Michigan ..........................      12,572,765       525         2.39       23,948     7.830      300.75       712      88.9
Minnesota .........................       9,177,647       318         1.75       28,861     8.239      298.84       718      88.0
Mississippi .......................         978,195        36         0.19       27,172     8.390      298.81       715      89.5
Missouri ..........................       7,473,598       301         1.42       24,829     7.432      299.06       724      88.5
Montana ...........................       2,183,643        78         0.42       27,995     7.120      299.82       730      78.3
Nebraska ..........................         710,422        33         0.14       21,528     6.173      299.00       721      84.1
Nevada ............................      15,654,358       421         2.98       37,184     8.843      299.13       714      88.7
New Hampshire .....................       2,529,803        75         0.48       33,731     7.358      299.10       714      81.9
New Jersey ........................      20,518,763       553         3.91       37,104     8.136      298.92       714      83.9
New Mexico ........................       3,228,943       113         0.62       28,575     7.417      299.29       718      84.9
New York ..........................      16,163,386       453         3.08       35,681     7.836      298.90       712      79.1
North Carolina ....................      10,527,627       356         2.01       29,572     8.040      298.99       715      91.2
North Dakota ......................         170,097         9         0.03       18,900     8.624      299.17       706      86.3
Ohio ..............................      10,646,926       401         2.03       26,551     7.906      298.97       721      93.6
Oklahoma ..........................       3,185,706       131         0.61       24,318     7.810      297.78       712      91.7
Oregon ............................       9,538,018       282         1.82       33,823     7.454      298.93       717      83.6
Pennsylvania ......................      16,519,100       623         3.15       26,515     8.055      299.02       715      87.4
Rhode Island ......................       2,568,533        68         0.49       37,773     8.078      299.10       707      84.0
South Carolina ....................       5,574,087       196         1.06       28,439     7.807      299.20       716      89.5
South Dakota ......................          21,840         2           (1)      10,920     5.608      299.50       728      79.0
Tennessee .........................       6,856,650       257         1.31       26,680     7.499      298.50       716      91.6
Texas .............................       4,067,582       151         0.77       26,938     6.709      299.43       705      85.2
Utah ..............................       8,541,980       270         1.63       31,637     8.224      299.08       716      91.2
Vermont ...........................         424,531        20         0.08       21,227     8.478      299.34       707      81.5
Virginia ..........................      17,202,003       493         3.28       34,893     7.491      298.95       713      83.4
Washington ........................      28,226,354       763         5.38       36,994     8.045      299.12       714      88.2
West Virginia .....................       1,043,811        38         0.20       27,469     7.564      298.98       695      87.4
Wisconsin .........................       8,830,686       339         1.68       26,049     8.016      299.08       715      88.4
Wyoming ...........................         815,350        35         0.16       23,296     8.058      299.28       730      86.9
                                     -------------- ---------  -----------
    Total .........................  $  524,983,398    15,917       100.00%
                                     ============== =========  ===========
--------------
(1) Less than 0.01%


                                                                 6


                                            Credit Scores for the Group 1 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
    Range of Credit Scores              Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
821 - 840 .........................  $       15,435         1           (1)  $   15,435     3.990%     300.00       823      79.7%
801 - 820 .........................      11,385,669       352         2.17%      32,346     7.406      299.18       807      80.2
781 - 800 .........................      32,681,854       998         6.23       32,747     7.519      298.98       789      82.1
761 - 780 .........................      50,001,306     1,495         9.52       33,446     7.858      299.16       770      84.8
741 - 760 .........................      64,364,977     1,877        12.26       34,291     8.027      299.23       750      86.6
721 - 740 .........................      75,736,478     2,131        14.43       35,540     8.059      299.01       730      86.8
701 - 720 .........................      85,150,102     2,430        16.22       35,041     7.961      299.07       710      87.0
681 - 700 .........................      74,982,084     2,327        14.28       32,223     7.823      299.13       691      85.5
661 - 680 .........................      67,389,671     2,145        12.84       31,417     7.960      298.90       671      85.2
641 - 660 .........................      40,219,667     1,349         7.66       29,814     8.165      299.03       651      84.2
621 - 640 .........................      21,957,440       774         4.18       28,369     7.709      299.04       632      82.0
601 - 620 .........................       1,056,112        37         0.20       28,544     7.471      298.82       619      77.8
561 - 580 .........................          42,604         1         0.01       42,604     7.250      299.00       580      95.0
                                     -------------- ---------  -----------
    Total .........................  $  524,983,398    15,917       100.00%
                                     ============== =========  ===========
--------------
(1) Less than 0.01%

     As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 1 was approximately 715.


                                            Property Types for the Group 1 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
         Property Type                  Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
Single Family Residence ...........  $  349,436,827    11,070        66.56%  $   31,566     7.672%     299.10       713      83.7%
Planned Unit Development (PUD) ....      96,824,887     2,628        18.44       36,844     8.071      298.99       716      87.5
Low Rise Condominium ..............      59,509,605     1,779        11.34       33,451     8.659      299.04       720      90.9
2-4 Units .........................      14,048,392       297         2.68       47,301     9.424      298.94       718      88.0
High-Rise Condominium .............       5,163,686       143         0.98       36,110     9.074      299.05       722      90.9
                                     -------------- ---------  -----------
    Total .........................  $  524,983,398    15,917       100.00%
                                     ============== =========  ===========


                                                                 7



                                            Gross Margins for the Group 1 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
 Range of Gross Margins (%)             Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
Less than or equal to 0.000.. $ ...      77,185,778     2,275        14.70%  $   33,928     5.789%     299.25       744      70.5%
0.001 - 0.250 .....................      20,977,622       648         4.00       32,373     5.739      299.02       693      66.4
0.251 - 0.500 .....................      58,680,567     1,729        11.18       33,939     6.282      299.21       721      76.1
0.501 - 0.750 .....................      12,425,384       315         2.37       39,446     7.804      298.74       705      79.1
0.751 - 1.000 .....................      32,761,154       861         6.24       38,050     8.140      299.20       721      86.8
1.001 - 1.250 .....................      24,847,370       833         4.73       29,829     6.371      299.27       673      75.2
1.251 - 1.500 .....................      16,837,384       472         3.21       35,672     8.025      299.46       730      92.2
1.501 - 1.750 .....................      12,695,676       344         2.42       36,906     8.647      298.73       702      84.6
1.751 - 2.000 .....................      41,577,145     1,459         7.92       28,497     8.036      298.94       732      90.7
2.001 - 2.250 .....................      28,231,530       954         5.38       29,593     8.086      298.97       702      90.5
2.251 - 2.500 .....................      55,986,826     1,701        10.66       32,914     8.621      298.95       732      95.6
2.501 - 2.750 .....................      19,829,199       639         3.78       31,032     9.819      298.90       711      91.1
2.751 - 3.000 .....................      22,164,598       756         4.22       29,318     9.053      299.01       679      90.1
3.001 - 3.250 .....................       5,481,752       187         1.04       29,314     9.340      298.61       695      93.1
3.251 - 3.500 .....................      61,058,680     1,656        11.63       36,871    10.064      299.03       714      97.6
3.501 - 3.750 .....................       6,576,195       210         1.25       31,315    10.362      298.76       689      94.1
3.751 - 4.000 .....................       3,223,848        87         0.61       37,056     9.713      298.74       678      93.3
4.001 - 4.250 .....................       2,816,691       104         0.54       27,084     9.353      299.02       681      95.0
4.251 - 4.500 .....................       6,558,367       170         1.25       38,579    11.438      299.06       680      97.0
4.501 - 4.750 .....................       9,698,147       330         1.85       29,388     9.019      298.87       655      95.7
4.751 - 5.000 .....................       1,164,925        29         0.22       40,170    11.323      300.96       665      94.6
5.001 - 5.250 .....................         894,390        23         0.17       38,887    10.349      299.12       653      92.8
5.251 - 5.500 .....................         869,365        58         0.17       14,989     8.918      299.05       643      94.7
5.501 - 5.750 .....................       1,418,562        35         0.27       40,530    12.746      299.03       655      95.6
5.751 - 6.000 .....................         653,075        23         0.12       28,395    11.566      299.02       657      94.5
6.001 - 6.250 .....................          28,343         1         0.01       28,343    13.750      299.00       624      90.0
6.251 - 6.500 .....................         130,314         3         0.02       43,438    10.113      298.12       657      96.5
6.501 - 6.750 .....................         140,847        12         0.03       11,737     8.515      298.94       640      94.1
6.751 - 7.000 .....................          15,000         1           (1)      15,000    14.750      300.00       659      91.3
7.001 - 7.250 .....................          15,000         1           (1)      15,000    14.625      297.00       637      87.3
8.501 - 8.750 .....................          39,664         1         0.01       39,664    16.250      297.00       767      90.0
                                     -------------- ---------  -----------
    Total .........................  $  524,983,398    15,917       100.00%
                                     ============== =========  ===========
--------------
(1) Less than 0.01%

     As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 1 was approximately 1.775.


                                                                 8


     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

                                    Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
       Range of Credit                      Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
 Limit Utilization Rates (%)            Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
0.01 - 10.00 ......................  $    1,184,733       281         0.23%  $    4,216     6.912%     299.40       731      69.4%
10.01 - 20.00 .....................       4,027,338       479         0.77        8,408     6.636      299.29       727      70.9
20.01 - 30.00 .....................       6,651,865       529         1.27       12,574     6.376      299.56       724      70.6
30.01 - 40.00 .....................      11,218,654       719         2.14       15,603     6.496      299.15       723      73.0
40.01 - 50.00 .....................      15,180,533       777         2.89       19,537     6.421      299.23       716      73.5
50.01 - 60.00 .....................      17,092,795       713         3.26       23,973     6.214      299.28       718      73.6
60.01 - 70.00 .....................      21,439,696       780         4.08       27,487     6.327      299.17       713      74.7
70.01 - 80.00 .....................      27,853,561       834         5.31       33,398     6.403      299.38       710      76.1
80.01 - 90.00 .....................      28,937,128       733         5.51       39,478     6.780      299.30       712      77.9
90.01 - 100.00 ....................     391,378,845    10,071        74.55       38,862     8.413      299.00       715      89.0
Greater than 100.00 ...............          18,249         1          (1)       18,249    11.250      300.00       672      99.7
                                     -------------- ---------  -----------
    Total .........................  $  524,983,398    15,917       100.00%
                                     ============== =========  ===========

(1) Less than 0.00%

         As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 1 was approximately 81.85%.

                                          Maximum Loan Rates for the Group 1 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
    Maximum Loan Rates (%)              Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
12.500 ............................  $       41,195         1         0.01%  $   41,195    11.250%     179.00       675     100.0%
16.000 ............................      26,691,013       809         5.08       32,993     7.916      298.93       713      83.9
17.000 ............................      48,708,580     1,473         9.28       33,068     7.971      299.05       710      86.1
18.000 ............................     449,489,171    13,633        85.62       32,971     7.912      299.09       715      85.4
24.000 ............................          53,439         1         0.01       53,439    10.250      353.00       708      94.6
                                     -------------- ---------  -----------
    Total .........................  $  524,983,398    15,917       100.00%
                                     ============== =========  ===========

     As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 1 was approximately 17.806%.


                                                                 9


                                            Credit Limits for the Group 1 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
   Range of Credit Limits ($)           Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
      0.01- 10,000.00 .............  $    2,174,309       275         0.41%  $    7,907     8.154%     299.64       705      85.7%
 10,000.01- 20,000.00 .............      36,703,459     2,786         6.99       13,174     7.866      299.10       707      84.6
 20,000.01- 30,000.00 .............      81,229,760     3,780        15.47       21,489     7.942      299.07       710      86.7
 30,000.01- 40,000.00 .............      88,664,386     2,879        16.89       30,797     8.375      298.98       712      88.8
 40,000.01- 50,000.00 .............      81,804,325     2,218        15.58       36,882     8.005      298.93       714      85.3
 50,000.01- 60,000.00 .............      56,321,000     1,208        10.73       46,623     8.156      298.98       717      88.6
 60,000.01- 70,000.00 .............      43,890,577       801         8.36       54,795     8.196      299.05       719      89.3
 70,000.01- 80,000.00 .............      37,737,905       631         7.19       59,807     8.023      299.09       716      86.4
 80,000.01- 90,000.00 .............      20,031,657       304         3.82       65,894     7.819      299.22       717      85.8
 90,000.01- 100,000.00 ............      33,431,847       559         6.37       59,807     6.913      299.36       720      73.3
100,000.01- 125,000.00 ............      15,915,966       203         3.03       78,404     6.912      299.38       723      78.8
125,000.01- 150,000.00 ............      16,017,892       173         3.05       92,589     6.730      299.17       722      76.0
150,000.01- 175,000.00 ............       3,829,487        38         0.73      100,776     7.028      299.21       730      76.7
175,000.01- 200,000.00 ............       6,353,874        56         1.21      113,462     7.746      299.46       732      72.3
200,000.01- 225,000.00 ............         552,438         4         0.11      138,110     5.224      299.10       729      79.6
225,000.01- 250,000.00 ............          50,027         1         0.01       50,027     7.500      298.00       800      66.5
250,000.01- 275,000.00 ............         274,487         1         0.05      274,487     3.990      300.00       736      79.7
                                     -------------- ---------  -----------
    Total .........................  $  524,983,398    15,917       100.00%
                                     ============== =========  ===========

     As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 1 was approximately $41,723.


                                                                 10



                                            Lien Priority for the Group 1 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
         Lien Priority                  Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
Second Liens ......................  $  524,983,398    15,917       100.00%  $   32,983     7.918%     299.07       715      85.4%
                                     -------------- ---------  -----------
    Total .........................  $  524,983,398    15,917       100.00%
                                     ============== =========  ===========


                                          Delinquency Status for the Group 1 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
       Delinquency Status               Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
Current ...........................  $  524,983,398    15,917       100.00%  $   32,983     7.918%     299.07       715      85.4%
                                     -------------- ---------  -----------
    Total .........................  $  524,983,398    15,917       100.00%
                                     ============== =========  ===========


                                          Origination Years for the Group 1 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
        Origination Year                Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
2000 ..............................  $      102,084         6         0.02%  $   17,014    10.262%     235.97       707      90.2%
2001 ..............................         141,928         6         0.03       23,655    10.841      221.24       690      95.3
2003 ..............................          63,695         2         0.01       31,847     8.517      272.73       685      98.4
2004 ..............................         235,894        10         0.04       23,589     9.461      281.74       738      89.1
2005 ..............................      16,428,317       492         3.13       33,391     9.317      296.29       715      92.4
2006 ..............................     508,011,480    15,401        96.77       32,986     7.871      299.21       715      85.2
                                     -------------- ---------  -----------
    Total .........................  $  524,983,398    15,917       100.00%
                                     ============== =========  ===========



                                                                 11



                                                            Loan Group 2

                                          Principal Balances for the Group 2 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
       Range of Principal                   Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
          Balances ($)                  Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
Less than or equal to 0.00 ........  $            0         1         0.00%  $        0        NA          NA        NA        NA
      0.01 - 10,000.00 ............       7,832,566     1,318         0.59        5,943     8.298%     291.02       724      77.6%
 10,000.01 - 20,000.00 ............      36,065,942     2,294         2.72       15,722     9.001      293.58       715      82.0
 20,000.01 - 30,000.00 ............      60,326,011     2,363         4.55       25,529     8.916      294.98       712      84.1
 30,000.01 - 40,000.00 ............      61,126,393     1,731         4.61       35,313     8.878      296.53       712      85.2
 40,000.01 - 50,000.00 ............      88,502,241     1,922         6.68       46,047     8.889      297.50       710      85.1
 50,000.01 - 60,000.00 ............      83,011,809     1,499         6.27       55,378     8.881      297.78       709      86.5
 60,000.01 - 70,000.00 ............      78,604,167     1,201         5.93       65,449     8.890      297.97       709      87.2
 70,000.01 - 80,000.00 ............      78,960,053     1,049         5.96       75,272     8.821      298.23       711      86.7
 80,000.01 - 90,000.00 ............      63,229,594       741         4.77       85,330     8.786      298.15       710      87.4
 90,000.01 - 100,000.00 ...........      88,945,227       918         6.71       96,890     8.653      298.28       710      83.0
100,000.01 - 125,000.00 ...........     119,052,199     1,052         8.99      113,167     8.889      297.86       714      89.2
125,000.01 - 150,000.00 ...........     127,774,049       918         9.64      139,187     8.964      298.14       709      86.4
150,000.01 - 175,000.00 ...........      66,790,666       411         5.04      162,508     8.967      298.47       716      87.1
175,000.01 - 200,000.00 ...........      96,052,380       499         7.25      192,490     8.843      298.51       715      82.6
200,000.01 - 225,000.00 ...........      25,525,778       119         1.93      214,502     8.845      298.48       711      85.6
225,000.01 - 250,000.00 ...........      35,180,101       145         2.66      242,621     8.317      298.39       720      82.8
250,000.01 - 275,000.00 ...........      15,546,862        59         1.17      263,506     8.794      298.25       723      83.8
275,000.01 - 300,000.00 ...........      27,172,692        93         2.05      292,179     8.363      298.72       717      81.4
300,000.01 - 325,000.00 ...........      12,251,904        39         0.92      314,151     8.541      298.69       721      82.8
325,000.01 - 350,000.00 ...........      14,663,734        43         1.11      341,017     8.520      298.55       724      84.3
350,000.01 - 375,000.00 ...........      10,457,486        29         0.79      360,603     8.588      298.59       721      81.8
375,000.01 - 400,000.00 ...........      15,280,446        39         1.15      391,806     8.499      298.90       717      80.8
400,000.01 - 425,000.00 ...........       8,663,925        21         0.65      412,568     8.476      298.58       712      85.4
425,000.01 - 450,000.00 ...........       7,036,510        16         0.53      439,782     7.953      298.74       719      87.5
450,000.01 - 475,000.00 ...........       4,667,658        10         0.35      466,766     9.048      299.10       725      82.1
475,000.01 - 500,000.00 ...........      23,360,189        47         1.76      497,025     8.331      298.55       714      78.0
500,000.01 - 525,000.00 ...........       2,071,857         4         0.16      517,964    10.729      299.25       706      83.5
525,000.01 - 550,000.00 ...........       6,436,696        12         0.49      536,391     8.659      298.67       713      83.3
550,000.01 - 575,000.00 ...........       5,631,804        10         0.43      563,180     9.611      298.70       719      85.9
575,000.01 - 600,000.00 ...........       3,543,157         6         0.27      590,526     8.757      299.00       713      79.1
600,000.01 - 625,000.00 ...........       3,060,674         5         0.23      612,135     8.848      298.40       689      85.6
625,000.01 - 650,000.00 ...........       4,529,189         7         0.34      647,027     7.623      298.72       736      65.6
650,000.01 - 675,000.00 ...........         666,000         1         0.05      666,000     9.500      299.00       647      80.0
675,000.01 - 700,000.00 ...........       3,449,000         5         0.26      689,800     7.917      299.00       727      79.6
700,000.01 - 725,000.00 ...........       1,426,000         2         0.11      713,000     7.500      298.00       715      65.1
725,000.01 - 750,000.00 ...........       2,981,661         4         0.23      745,415     7.078      299.25       742      81.9
750,000.01 - 775,000.00 ...........       1,545,000         2         0.12      772,500     8.625      298.50       710      74.3
775,000.01 - 800,000.00 ...........       1,598,000         2         0.12      799,000     9.315      299.00       751      87.2
825,000.01 - 850,000.00 ...........         850,000         1         0.06      850,000    12.750      299.00       671      99.3
850,000.01 - 875,000.00 ...........       1,729,523         2         0.13      864,762     8.880      299.00       662      90.3
875,000.01 - 900,000.00 ...........       2,676,900         3         0.20      892,300     8.290      295.68       720      73.2
900,000.01 - 925,000.00 ...........       1,820,000         2         0.14      910,000     9.500      299.00       714      83.1
925,000.01 - 950,000.00 ...........         935,050         1         0.07      935,050     9.250      299.00       740      89.9
950,000.01 - 975,000.00 ...........       1,911,969         2         0.14      955,984     7.500      298.00       761      90.9
975,000.01 - 1,000,000.00 .........       6,968,203         7         0.53      995,458     8.520      298.71       717      82.2
Greater than 1,000,000.00 .........      15,083,476        10         1.14    1,508,348     8.166      298.93       749      73.8
                                     -------------- ---------  -----------
    Total .........................  $1,324,994,741    18,665       100.00%
                                     ============== =========  ===========

     As of the Cut-off Date, the average principal balance of the cut-off mortgage loans in loan group 2 was approximately $70,988.


                                                                 12

                                            Loan Programs for the Group 2 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
  Description of Loan Programs          Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
15 Year Draw, 15 Year Repay .......  $    2,076,551        46         0.16%  $   45,142     8.824%     353.52       736      84.1%
5 Year Draw, 5 Year Repay .........          27,082         2           (1)      13,541    10.010       57.99       647      84.6
5 Year Draw, 10 Year Repay ........         168,200         2         0.01       84,100    11.049      171.54       693      97.2
10 Year Draw, 10Year Repay ........         206,061         8         0.02       25,758    10.202      210.42       736      96.2
10 Year Draw, 15 Year Repay(2)  ...   1,320,442,122    18,569        99.66       71,110     8.794      297.82       713      84.9
10 Year Draw, 20 Year Repay .......         697,082        14         0.05       49,792     8.801      355.51       723      91.5
15 Year Draw, 0 Year Repay ........       1,058,617        19         0.08       55,717     9.115      175.81       711      91.5
15 Year Draw, 10 Year Repay .......         319,026         5         0.02       63,805    10.253      290.44       679      93.1
                                     -------------- ---------  -----------
    Total .........................  $1,324,994,741    18,665       100.00%
                                     ============== =========  ===========
--------------
(1) Less than 0.01%
(2) Assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                              Loan Rates for the Group 2 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
    Range of Loans Rates (%)            Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
 3.501 - 4.000 ....................  $  116,108,564     1,939         8.76%  $   59,881     3.990%     299.46       714      75.3%
 4.501 - 5.000 ....................          77,655         1         0.01       77,655     5.000      285.00       630      70.0
 5.001 - 5.500 ....................         270,938         3         0.02       90,313     5.500      295.03       717      98.4
 5.501 - 6.000 ....................      16,155,677       249         1.22       64,882     5.961      297.08       712      88.5
 6.001 - 6.500 ....................      26,478,066       401         2.00       66,030     6.340      298.49       706      87.3
 6.501 - 7.000 ....................       5,030,650        34         0.38      147,960     6.866      298.56       751      81.8
 7.001 - 7.500 ....................     157,989,474     1,730        11.92       91,323     7.469      298.49       730      82.8
 7.501 - 8.000 ....................     115,215,468     1,486         8.70       77,534     7.892      296.69       722      76.9
 8.001 - 8.500 ....................     147,118,679     1,736        11.10       84,746     8.371      297.67       717      82.2
 8.501 - 9.000 ....................     113,921,416     1,423         8.60       80,057     8.836      297.85       719      84.7
 9.001 - 9.500 ....................     128,435,987     1,817         9.69       70,686     9.333      297.75       709      87.1
 9.501 - 10.000 ...................     128,877,463     2,091         9.73       61,634     9.834      297.09       714      88.6
10.001 - 10.500 ...................     141,909,270     2,158        10.71       65,760    10.297      297.76       709      88.7
10.501 - 11.000 ...................      77,948,120     1,161         5.88       67,139    10.833      297.74       698      89.8
11.001 - 11.500 ...................      52,174,956       929         3.94       56,162    11.302      296.57       691      90.7
11.501 - 12.000 ...................      40,101,444       684         3.03       58,628    11.833      297.78       705      92.9
12.001 - 12.500 ...................      29,748,967       445         2.25       66,852    12.312      297.38       704      93.2
12.501 - 13.000 ...................      14,714,084       221         1.11       66,580    12.771      298.86       685      92.6
Greater than 13.000 ...............      12,717,863       157         0.96       81,005    13.544      298.78       672      92.9
                                     -------------- ---------  -----------
    Total .........................  $1,324,994,741    18,665       100.00%
                                     ============== =========  ===========

     As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans in loan group 2 was approximately 8.795%.


                                                                 13


                                Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
  Range of Months Remaining to              Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
    Scheduled Maturity (mos)            Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
49 - 60 ...........................  $       27,082         2           (1)  $   13,541    10.010%      57.99       647      84.6%
169 - 180 .........................       1,271,828        23         0.10%      55,297     9.446      175.36       707      92.6
205 - 216 .........................         163,088        11         0.01       14,826     9.580      209.81       693      83.7
217 - 228 .........................         339,495        20         0.03       16,975     9.362      223.70       703      83.7
229 - 240 .........................       9,041,058       393         0.68       23,005     9.731      237.96       717      82.8
241 - 252 .........................         673,330        20         0.05       33,666     7.932      247.34       732      80.4
253 - 264 .........................         545,213        24         0.04       22,717     8.091      260.16       723      86.2
265 - 276 .........................       3,122,472       138         0.24       22,627     8.622      271.03       726      83.8
277 - 288 .........................       9,893,136       297         0.75       33,310     9.023      283.60       718      86.4
289 - 300 .........................   1,297,157,023    17,678        97.90       73,377     8.787      298.47       713      85.0
349 - 360 .........................       2,761,016        59         0.21       46,797     8.815      354.29       733      85.9
                                     -------------- ---------  -----------
    Total .........................  $1,324,994,741    18,665       100.00%
                                     ============== =========  ===========
--------------
(1) Less than 0.01%

     As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans in loan group 2 was approximately 298.

     The above table assumes that the draw period for the mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                    Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
 Range of Combined Loan-to-Value            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
           Ratios (%)                   Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
 0.01 - 10.00 .....................  $       25,742         2           (1)  $   12,871     8.630%     296.89       767       7.9%
10.01 - 20.00 .....................         367,458        11         0.03%      33,405     7.346      300.22       743      16.8
20.01 - 30.00 .....................       2,111,344        52         0.16       40,603     7.461      298.54       722      25.5
30.01 - 40.00 .....................       6,475,438       119         0.49       54,415     7.255      296.82       721      36.0
40.01 - 50.00 .....................      16,603,708       309         1.25       53,734     6.959      297.46       722      45.4
50.01 - 60.00 .....................      43,775,447       623         3.30       70,266     7.349      297.70       723      55.6
60.01 - 70.00 .....................     123,238,712     1,561         9.30       78,949     7.387      298.05       713      67.0
70.01 - 80.00 .....................     228,566,699     3,109        17.25       73,518     7.869      298.17       710      77.6
80.01 - 90.00 .....................     567,057,640     8,644        42.80       65,601     9.335      297.97       711      88.6
90.01 - 100.00 ....................     336,772,553     4,235        25.42       79,521     9.349      297.23       717      97.6
                                     -------------- ---------  -----------
    Total .........................  $1,324,994,741    18,665       100.00%
                                     ============== =========  ===========
--------------
(1) Less than 0.01%

     As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans in loan group 2 was approximately 84.96%.


                                                                 14


     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.


                                       Geographic Distribution for the Group 2 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
             State                      Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
Alabama ...........................  $    3,837,288       116         0.29%  $   33,080     8.724%     295.51       715      84.4%
Alaska ............................       1,977,027        40         0.15       49,426     8.739      297.98       696      84.1
Arizona ...........................      48,134,506       878         3.63       54,823     8.707      298.36       716      84.8
California ........................     693,561,407     7,302        52.34       94,982     8.837      298.26       714      85.1
Colorado ..........................      21,973,926       360         1.66       61,039     8.271      296.19       720      87.8
Connecticut .......................      12,098,590       149         0.91       81,199     8.952      297.65       709      82.5
Delaware ..........................       2,234,082        41         0.17       54,490     8.714      296.97       698      88.1
District of Columbia ..............       2,018,802        26         0.15       77,646     8.653      297.40       706      75.8
Florida ...........................     108,149,144     1,986         8.16       54,456     9.207      298.28       709      84.4
Georgia ...........................      12,261,990       259         0.93       47,344     8.449      295.73       706      89.3
Hawaii ............................      19,877,666       207         1.50       96,027     8.581      297.03       719      78.4
Idaho .............................       5,986,779       143         0.45       41,866     9.038      297.55       717      84.5
Illinois ..........................      31,417,629       571         2.37       55,022     8.663      297.02       717      86.4
Indiana ...........................       3,345,745       108         0.25       30,979     8.874      294.95       721      89.5
Iowa ..............................         748,909        27         0.06       27,737     8.981      297.29       714      90.0
Kansas ............................       2,679,124        77         0.20       34,794     7.641      291.77       724      87.3
Kentucky ..........................       3,847,258        83         0.29       46,353     8.051      297.16       705      86.9
Louisiana .........................       1,761,373        63         0.13       27,958     8.835      297.29       722      82.9
Maine .............................       1,397,600        38         0.11       36,779     8.812      296.77       700      83.6
Maryland ..........................      22,120,967       354         1.67       62,489     8.046      297.76       712      82.7
Massachusetts .....................      18,626,233       256         1.41       72,759     8.525      297.78       706      81.7
Michigan ..........................      11,874,658       269         0.90       44,144     8.528      299.71       716      85.0
Minnesota .........................       9,538,727       198         0.72       48,175     8.547      296.42       713      85.9
Mississippi .......................       1,373,677        45         0.10       30,526     9.247      296.66       712      91.4
Missouri ..........................       6,952,956       188         0.52       36,984     8.381      296.94       712      89.6
Montana ...........................       3,224,975        53         0.24       60,849     8.155      298.04       705      80.9
Nebraska ..........................         636,524        21         0.05       30,311     8.079      289.72       686      90.5
Nevada ............................      31,690,731       553         2.39       57,307     9.549      298.06       715      87.2
New Hampshire .....................       2,751,160        57         0.21       48,266     8.147      297.76       713      81.0
New Jersey ........................      35,469,884       513         2.68       69,142     8.543      296.97       707      82.4
New Mexico ........................       3,431,199        83         0.26       41,340     8.810      293.78       715      85.7
New York ..........................      42,242,048       491         3.19       86,033     8.991      297.09       710      82.5
North Carolina ....................      11,343,602       281         0.86       40,369     8.770      294.43       706      87.8
North Dakota ......................          50,092         4           (1)      12,523    10.297      255.98       703      87.4
Ohio ..............................       8,335,180       234         0.63       35,620     8.447      294.11       721      90.2
Oklahoma ..........................       2,439,756        67         0.18       36,414     9.291      290.18       728      86.6
Oregon ............................      12,767,505       217         0.96       58,836     8.874      296.83       719      84.6
Pennsylvania ......................      13,581,717       319         1.03       42,576     8.503      296.40       718      84.2
Rhode Island ......................       3,673,446        45         0.28       81,632     8.545      297.87       704      80.3
South Carolina ....................       5,321,212       178         0.40       29,894     9.337      296.36       716      88.0
South Dakota ......................         256,274         7         0.02       36,611    11.099      298.44       670      93.7
Tennessee .........................       4,391,957       103         0.33       42,640     7.999      294.44       726      87.0
Texas .............................       2,485,613       100         0.19       24,856     8.185      298.62       727      85.1
Utah ..............................      13,267,203       260         1.00       51,028     8.766      297.63       718      86.5
Vermont ...........................         673,825        14         0.05       48,130     8.631      298.37       691      80.2
Virginia ..........................      34,766,606       522         2.62       66,603     8.512      297.56       709      85.3
Washington ........................      37,404,954       575         2.82       65,052     8.510      297.72       714      86.1
West Virginia .....................       1,082,316        31         0.08       34,913     8.216      292.53       706      83.1
Wisconsin .........................       5,122,825       129         0.39       39,712     8.619      295.83       714      84.2
Wyoming ...........................         788,074        24         0.06       32,836     6.532      293.65       705      80.6
                                     -------------- ---------  -----------
    Total .........................  $1,324,994,741    18,665       100.00%
                                     ============== =========  ===========
--------------
(1) Less than 0.01%


                                                                 15


                                            Credit Scores for the Group 2 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
    Range of Credit Scores              Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
841 - 850 .........................  $        7,651         1           (1)  $    7,651    10.750%     239.00       841      86.2%
821 - 840 .........................         169,072         8         0.01%      21,134     7.275      284.22       830      73.1
801 - 820 .........................      18,193,477       331         1.37       54,965     7.982      298.25       806      81.6
781 - 800 .........................      74,216,820     1,070         5.60       69,362     8.190      297.82       789      83.8
761 - 780 .........................     123,500,802     1,745         9.32       70,774     8.478      297.62       770      84.2
741 - 760 .........................     159,421,111     2,217        12.03       71,908     8.519      297.54       750      85.0
721 - 740 .........................     184,516,613     2,563        13.93       71,992     8.670      297.99       730      86.6
701 - 720 .........................     228,846,439     3,076        17.27       74,397     8.782      297.96       710      85.6
681 - 700 .........................     216,180,977     2,877        16.32       75,141     8.996      297.91       690      85.4
661 - 680 .........................     171,186,680     2,444        12.92       70,044     9.095      297.66       671      85.4
641 - 660 .........................      89,969,287     1,369         6.79       65,719     9.293      297.82       651      82.9
621 - 640 .........................      54,350,233       881         4.10       61,692     9.306      297.90       631      82.0
601 - 620 .........................       4,116,558        71         0.31       57,980     9.175      296.94       618      80.3
581 - 600 .........................          96,490         3         0.01       32,163    11.837      289.72       587      93.4
561 - 580 .........................         119,721         3         0.01       39,907     9.945      267.55       573      87.0
Less than or equal to 560 .........         102,810         6         0.01       17,135    10.789      239.40       509      90.8
                                     -------------- ---------  -----------
    Total .........................  $1,324,994,741    18,665       100.00%
                                     ============== =========  ===========
--------------
(1) Less than 0.01%

     As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans in loan group 2 was approximately 713.

                                            Property Types for the Group 2 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
         Property Type                  Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
Single Family Residence ...........  $  843,808,984    11,682        63.68%  $   72,232     8.702%     297.69       711      84.0%
Planned Unit Development (PUD) ....     289,473,803     3,715        21.85       77,920     8.735      297.79       716      86.3
Low-Rise Condominium ..............     119,557,473     2,355         9.02       50,768     9.059      298.34       719      88.3
2-4 Units .........................      52,242,195       658         3.94       79,395     9.840      298.36       711      85.1
High-Rise Condominium .............      19,863,808       252         1.50       78,825     9.302      298.56       720      85.7
Manufactured Housing (2) ..........          48,477         3           (1)      16,159     9.047      233.60       757      78.8
                                     -------------- ---------  -----------
    Total .........................  $1,324,994,741    18,665       100.00%
                                     ============== =========  ===========
--------------
(1) Less than 0.01%
(2) Treated as real property

                                                                 16

                                            Gross Margins for the Group 2 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
Range of Gross Margins (%)              Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
Less than or equal to 0.000 .......  $  173,985,653     2,109        13.13%  $   82,497     6.652%     298.22       734      77.5%
0.001 - 0.250 .....................      42,683,431       573         3.22       74,491     6.878      297.42       712      74.3
0.251 - 0.500 .....................     115,154,600     1,638         8.69       70,302     6.969      297.44       723      77.7
0.501 - 0.750 .....................      61,515,163       690         4.64       89,152     7.850      298.04       719      80.3
0.751 - 1.000 .....................     112,628,877     1,282         8.50       87,854     8.182      298.21       718      84.1
1.001 - 1.250 .....................      66,210,764       936         5.00       70,738     7.786      297.68       706      80.1
1.251 - 1.500 .....................      68,087,399       798         5.14       85,323     8.730      298.21       721      87.8
1.501 - 1.750 .....................      65,521,681       899         4.95       72,883     8.961      298.03       706      84.1
1.751 - 2.000 .....................      79,655,218     1,254         6.01       63,521     9.053      296.95       712      89.6
2.001 - 2.250 .....................      66,765,833     1,037         5.04       64,384     9.089      297.38       713      87.6
2.251 - 2.500 .....................      83,684,846     1,447         6.32       57,833     9.451      297.34       717      90.1
2.501 - 2.750 .....................      83,047,727     1,195         6.27       69,496    10.064      298.26       711      88.2
2.751 - 3.000 .....................      64,420,888     1,008         4.86       63,910    10.092      297.91       703      89.4
3.001 - 3.250 .....................      35,509,145       490         2.68       72,468    10.446      297.76       707      89.1
3.251 - 3.500 .....................      50,419,199       817         3.81       61,713    10.438      297.38       690      91.6
3.501 - 3.750 .....................      28,847,350       494         2.18       58,395    10.894      296.92       694      90.9
3.751 - 4.000 .....................      24,955,016       399         1.88       62,544    10.794      297.77       684      90.6
4.001 - 4.250 .....................      17,941,809       352         1.35       50,971    11.286      297.78       708      92.2
4.251 - 4.500 .....................      24,415,829       371         1.84       65,811    11.804      297.99       700      94.0
4.501 - 4.750 .....................      16,303,925       305         1.23       53,455    11.452      296.96       690      91.8
4.751 - 5.000 .....................      13,918,431       159         1.05       87,537    12.172      298.98       712      94.5
5.001 - 5.250 .....................      10,820,398       173         0.82       62,546    12.271      298.73       685      93.5
5.251 - 5.500 .....................       5,120,768        71         0.39       72,123    11.769      299.24       676      91.9
5.501 - 5.750 .....................       6,543,675        67         0.49       97,667    12.816      298.95       677      93.8
5.751 - 6.000 .....................       2,645,728        37         0.20       71,506    12.212      298.65       679      93.4
6.001 - 6.250 .....................       2,009,898        32         0.15       62,809    13.482      297.74       657      90.2
6.251 - 6.500 .....................         723,431        12         0.05       60,286    12.963      298.58       655      91.5
6.501 - 6.750 .....................         222,967         5         0.02       44,593    12.457      298.43       647      89.8
6.751 - 7.000 .....................         598,360         5         0.05      119,672    14.470      299.01       655      94.9
7.001 - 7.250 .....................         110,247         2         0.01       55,123    14.648      296.28       624      91.8
7.251 - 7.500 .....................         443,787         6         0.03       73,964    14.249      298.33       670      94.4
7.501 - 7.750 .....................          42,700         1           (1)      42,700    15.025      300.00       636      90.0
8.001 - 8.250 .....................          40,000         1           (1)      40,000    15.575      299.00       631      85.0
                                     -------------- ---------  -----------
    Total .........................  $1,324,994,741    18,665       100.00%
                                     ============== =========  ===========
--------------
(1) Less than 0.01%

     As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans in loan group 2 was approximately 1.818.


                                                                 17


     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

                                    Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
        Range of Credit                     Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
  Limit Utilization Rates (%)           Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
Less than 0.00 ....................  $            0         1           (1)  $        0        NA          NA        NA        NA
 0.01 - 10.00 ....................        3,055,012       508         0.23%       6,014     8.228%     293.11       724      74.0%
10.01 - 20.00 .....................       8,276,548       526         0.62       15,735     8.095      296.31       725      78.7
20.01 - 30.00 .....................      12,081,858       437         0.91       27,647     7.768      296.51       725      73.7
30.01 - 40.00 .....................      17,960,561       495         1.36       36,284     7.862      296.49       717      75.5
40.01 - 50.00 .....................      24,778,404       578         1.87       42,869     7.693      297.23       723      75.4
50.01 - 60.00 .....................      30,318,896       591         2.29       51,301     7.647      296.93       721      76.6
60.01 - 70.00 .....................      37,209,132       615         2.81       60,503     7.607      297.06       718      76.0
70.01 - 80.00 .....................      36,129,775       568         2.73       63,609     7.665      296.75       711      78.4
80.01 - 90.00 .....................      46,165,808       619         3.48       74,581     7.989      296.52       710      78.6
90.01 - 100.00 ....................   1,108,598,837    13,716        83.67       80,825     8.994      298.02       713      86.5
Greater than 100.00 ...............         419,909        11         0.03       38,176     9.772       286.6       708      95.0
                                     -------------- ---------  -----------
    Total .........................  $1,324,994,741    18,665       100.00%
                                     ============== =========  ===========
--------------
(1) Less than 0.01%

     As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans in loan group 2 was approximately 85.84%.


                                          Maximum Loan Rates for the Group 2 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
     Maximum Loan Rates (%)             Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
11.949 ............................  $      307,423         1         0.02%  $  307,423     8.750%     298.00       689      78.4%
12.500 ............................          31,289         1           (1)      31,289    11.250      180.00       679      99.7
13.500 ............................          13,722         1           (1)      13,722    11.250      177.00       692     100.0
16.000 ............................      52,153,669       735         3.94       70,957     8.929      297.44       709      83.5
17.000 ............................     110,266,671     2,080         8.32       53,013     9.179      298.30       710      84.4
18.000 ............................   1,162,138,824    15,845        87.71       73,344     8.753      297.78       714      85.1
21.000 ............................          27,194         1           (1)      27,194    13.875      236.00       629      88.9
24.000 ............................          55,948         1           (1)      55,948     9.750      349.00       771     100.0
                                     -------------- ---------  -----------
    Total .........................  $1,324,994,741    18,665       100.00%
                                     ============== =========  ===========

--------------
(1) Less than 0.01%


     As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans in loan group 2 was approximately 17.837%.


                                                                 18


                                            Credit Limits for the Group 2 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
  Range of Credit Limits ($)            Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
      0.01 - 10,000.00 ............  $    1,514,671       189         0.11%  $    8,014     9.667%     290.32       720      84.1%
 10,000.01 - 20,000.00 ............      25,009,779     1,800         1.89       13,894     9.509      293.12       716      84.4
 20,000.01 - 30,000.00 ............      50,469,623     2,250         3.81       22,431     9.181      294.38       712      85.6
 30,000.01 - 40,000.00 ............      53,750,968     1,753         4.06       30,662     9.062      296.19       712      86.3
 40,000.01 - 50,000.00 ............      80,667,507     2,058         6.09       39,197     8.971      297.35       709      85.4
 50,000.01 - 60,000.00 ............      78,577,836     1,580         5.93       49,733     8.977      297.83       708      87.3
 60,000.01 - 70,000.00 ............      74,574,374     1,275         5.63       58,490     8.996      297.72       710      88.0
 70,000.01 - 80,000.00 ............      78,810,111     1,188         5.95       66,338     8.787      298.25       712      86.8
 80,000.01 - 90,000.00 ............      59,790,873       788         4.51       75,877     8.868      298.14       709      88.3
 90,000.01 - 100,000.00 ...........     101,330,850     1,357         7.65       74,673     8.505      297.93       710      81.8
100,000.01 - 125,000.00 ...........     115,100,885     1,124         8.69      102,403     8.983      297.93       714      89.8
125,000.01 - 150,000.00 ...........     133,400,812     1,107        10.07      120,507     8.897      298.03       708      86.1
150,000.01 - 175,000.00 ...........      67,149,842       478         5.07      140,481     9.023      298.35       716      87.8
175,000.01 - 200,000.00 ...........     111,244,226       707         8.40      157,347     8.683      298.38       716      81.5
200,000.01 - 225,000.00 ...........      25,207,090       144         1.90      175,049     8.589      298.63       711      85.9
225,000.01 - 250,000.00 ...........      37,941,717       201         2.86      188,765     8.178      298.81       717      81.3
250,000.01 - 275,000.00 ...........      14,493,115        64         1.09      226,455     8.738      298.65       727      85.4
275,000.01 - 300,000.00 ...........      31,622,592       134         2.39      235,989     8.327      298.30       719      79.7
300,000.01 - 325,000.00 ...........      12,061,472        45         0.91      268,033     8.489      298.76       722      82.7
325,000.01 - 350,000.00 ...........      15,538,782        51         1.17      304,682     8.404      298.56       721      82.6
350,000.01 - 375,000.00 ...........      10,453,615        37         0.79      282,530     8.771      297.48       724      85.9
375,000.01 - 400,000.00 ...........      15,343,233        54         1.16      284,134     8.434      298.48       713      79.6
400,000.01 - 425,000.00 ...........       8,598,596        26         0.65      330,715     7.990      298.64       716      83.8
425,000.01 - 450,000.00 ...........       6,457,278        20         0.49      322,864     7.986      298.75       715      86.9
450,000.01 - 475,000.00 ...........       4,672,148        14         0.35      333,725     8.774      299.04       732      84.6
475,000.01 - 500,000.00 ...........      29,667,640        78         2.24      380,354     8.380      298.19       716      77.9
500,000.01 - 525,000.00 ...........       2,108,689         6         0.16      351,448     9.459      298.72       724      84.1
525,000.01 - 550,000.00 ...........       5,883,350        14         0.44      420,239     8.660      298.58       719      85.3
550,000.01 - 575,000.00 ...........       5,063,548        10         0.38      506,355     9.848      298.94       729      88.4
575,000.01 - 600,000.00 ...........       5,464,276        13         0.41      420,329     8.826      298.86       697      76.8
600,000.01 - 625,000.00 ...........       1,842,850         3         0.14      614,283     8.872      298.67       681      90.0
625,000.01 - 650,000.00 ...........       4,435,156         8         0.33      554,395     7.818      298.40       736      64.4
675,000.01 - 700,000.00 ...........       2,998,027         5         0.23      599,605     8.277      298.69       733      81.0
700,000.01 - 725,000.00 ...........       2,089,445         4         0.16      522,361     7.500      298.00       725      73.9
725,000.01 - 750,000.00 ...........       4,038,217        10         0.30      403,822     7.912      299.03       718      80.4
750,000.01 - 775,000.00 ...........       1,174,997         2         0.09      587,498     8.543      298.34       669      76.0
775,000.01 - 800,000.00 ...........       2,323,836         4         0.18      580,959     9.004      299.00       769      77.9
800,000.01 - 825,000.00 ...........         521,063         2         0.04      260,532     7.765      298.88       711      88.4
825,000.01 - 850,000.00 ...........       1,748,776         3         0.13      582,925    10.747      299.13       676      89.9
850,000.01 - 875,000.00 ...........       1,839,498         4         0.14      459,875     8.797      299.00       663      90.1
875,000.01 - 900,000.00 ...........       2,943,900         4         0.22      735,975     8.531      299.21       718      75.1
900,000.01 - 925,000.00 ...........       1,036,731         2         0.08      518,366    10.390      298.12       705      97.9
925,000.01 - 950,000.00 ...........       1,074,212         2         0.08      537,106     9.299      299.00       736      89.8
950,000.01 - 975,000.00 ...........       1,861,559         4         0.14      465,390     7.520      298.66       715      95.0
975,000.01 - 1,000,000.00 .........      13,295,303        21         1.00      633,110     8.341      298.08       727      77.6
Greater than 1,000,000.00 .........      19,801,673        22         1.49      900,076     8.068      298.89       745      74.6
                                     -------------- ---------  -----------
    Total .........................  $1,324,994,741    18,665       100.00%
                                     ============== =========  ===========

     As of the Cut-off Date, the average credit limit of the cut-off mortgage loans in loan group 2 was approximately $85,489.


                                                                 19


                                            Lien Priority for the Group 2 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
         Lien Priority                  Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
Second Liens ......................  $1,324,994,741    18,665       100.00%  $   70,988     8.795%     297.81       713      85.0%
                                     -------------- ---------  -----------
    Total .........................  $1,324,994,741    18,665       100.00%
                                     ============== =========  ===========


                                          Delinquency Status for the Group 2 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
       Delinquency Status               Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
Current ...........................  $1,324,994,741    18,665       100.00%  $   70,988     8.795%     297.81       713      85.0%
                                     -------------- ---------  -----------
    Total .........................  $1,324,994,741    18,665       100.00%
                                     ============== =========  ===========


                                          Origination Years for the Group 2 Mortgage Loans

                                                                                                               Weighted  Weighted
                                                                Percent of               Weighted    Weighted   Average   Average
                                          Aggregate              Aggregate      Average   Average     Average    Credit  Combined
                                          Principal Number of    Principal      Current     Gross   Remaining    Bureau  Loan-to-
                                            Balance  Mortgage      Balance    Principal  Mortgage        Term      Risk     Value
        Origination Year                Outstanding     Loans  Outstanding      Balance      Rate    (months)     Score     Ratio
-----------------------------------  -------------- ---------  -----------  ----------- ---------  ----------   -------  --------
1998 ..............................  $       78,983         7         0.01%  $   11,283     9.301%     210.16       630      73.4%
1999 ..............................         174,754        15         0.01       11,650     9.183      219.76       673      80.5
2000 ..............................       3,364,727       134         0.25       25,110    10.028      235.70       714      82.6
2001 ..............................       6,429,302       282         0.49       22,799     9.418      238.71       720      82.7
2002 ..............................         449,949        22         0.03       20,452     8.117      256.99       716      90.6
2003 ..............................       2,538,863       103         0.19       24,649     8.614      267.41       727      82.5
2004 ..............................       7,163,520       246         0.54       29,120     8.758      280.52       723      85.2
2005 ..............................     171,809,557     2,920        12.97       58,839     9.188      294.80       714      88.7
2006 ..............................   1,132,985,087    14,936        85.51       75,856     8.729      298.99       713      84.4
                                     -------------- ---------  -----------
    Total .........................  $1,324,994,741    18,665       100.00%
                                     ============== =========  ===========


     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
----       ------------------------------------------------------------------

           (a) Not applicable.

           (b) Not applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWHEQ, INC.


                                    By: /s/ Leon Daniels, Jr.
                                        ----------------------------
                                        Name:  Leon Daniels, Jr.
                                        Title: Vice President



Dated: May 19, 2006